SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2000



                      FORTUNE NATURAL RESOURCES CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                  1-12334                95-4114732
           --------                  -------                ----------
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
    -----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.    Changes in Registrant's Certifying Accountant

         On November 20, 2000, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, voted to retain the accounting firm of Grant Thornton LLP to make an examination of the financial statements of the Company for the 2000 fiscal year.

         Also on November 20, 2000, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, voted to dismiss its prior independent accountant, KPMG LLP ("KPMG"). The reports of KPMG on the Company's financial statements for the 1999 and 1998 fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the 1999 or 1998 fiscal years and the period through November 20, 2000 there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on financial statements. In addition, during the 1999 and 1998 fiscal years and the period through November 20, 2000, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission" regulation S-K.

         The Company's management and its Board of Directors considers that KPMG LLP has served the Company and its shareholders very well since KPMG LLP was first engaged as Fortune's independent accountants in February 1992. However, the rising cost of audits and reviews has compelled Fortune to seek a more economical alternative. Grant Thornton LLP is a highly-respected, internationally recognized accounting and management-consulting firm. The Company is looking forward to a long, beneficial relationship with its new independent accountants.




Item 7.       Financial Statements and Exhibits

         Exhibit 16 Letter regarding change in certifying accountants.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FORTUNE NATURAL RESOURCES CORPORATION



                                 By:   /s/ J. Michael Urban
                                       ---------------------------------------
                                       J. Michael Urban
                                       Vice President, Chief Financial Officer
                                       and Chief Accounting Officer



Date:  November 21, 2000


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